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                                                                    EXHIBIT 10.1

                         CKG MEDIA.com, INC. LONG TERM
                         -----------------------------
                           EQUITY COMPENSATION PLAN
                           ------------------------


          1.  Purpose.  The purpose of the CKG Media.com, Inc. (d/b/a
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Phase2Media) Long Term Equity Compensation Plan (hereinafter referred to as the
"Plan") is to give Participants an opportunity to participate in the long-term growth of CKG Media.com, Inc. (hereinafter referred to as the "Company") by granting to the Participants options to purchase the Company's Common Stock pursuant to the terms and conditions of the Plan.

          2.  Definitions.  When used herein, the following terms shall have the
              -----------
following meanings:

          "Board" means the Board of Directors of the Company.

          "Business Day" means any day other than a Saturday or a Sunday or a day on which commercial banking institutions in the City of New York are authorized by law to be closed. Any reference to "days" (unless Business Days are specified) shall mean calendar days.

          "Cause" means (i) the commission of a felony or a crime involving moral turpitude or the commission of any other act involving dishonesty, disloyalty or fraud with respect to the Company, (ii) conduct tending to bring the Company into public disgrace or disrepute, (iii) failure to perform duties as reasonably directed by the Board or CEO, (iv) gross negligence or willful misconduct with respect to the Company or any of its Subsidiaries, or (v) any other material breach of any agreement between Participant and the Company or its Subsidiaries which is not cured within fifteen (15) days after written notice thereof to the Participant. Notwithstanding the foregoing, if a Participant is a party to an employment agreement with the Company or any Subsidiary, the definition of "Cause" shall mean, with respect to such Participant, "Cause" as defined in such Participant's employment agreement.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Committee" means a Committee of the Board appointed by the Board to administer the Plan with respect to the grants of Options."Common Stock" means Common Stock ($.001 par value) of the Company, including any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled preference.

          "Company" means CKG Media.com, Inc., a Delaware corporation and any company or other entity which shall succeed to or assume the obligations of the Company as provided in Section 12.

          "Convertible Securities" mean any evidences of indebtedness, shares of stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for additional shares of Common Stock.

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          "Current Market Price" means, on any date specified herein, the average of the daily Market Price during the ten (10) consecutive trading days commencing fifteen (15) trading days before such date, except that, if on any such date the shares of Common Stock are not listed or admitted for trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the Market Price on such date.

          "Disability" means termination of employment as a result of a physical or mental impairment sufficient to prevent a Participant from performing the essential functions of his position, even after a reasonable accommodation.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations thereunder, or any successor statute.

          "Expiration Date" shall be ten (10) years from Grant Date.

          "Form of Election to Purchase Shares" means the form used by the Participant to evidence his election to exercise the Option to purchase shares of Common Stock under the Plan.

          "Grant Date" means the effective date of any Option.

          "Initial Closing Date" shall have the meaning given to such term in
Section 1.3 of the Purchase Agreement.

          "Market Price" means, on any date specified herein, the amount per share of the Common Stock, equal to (a) the last reported sale price of such Common Stock, regular way, on such date or, in case no such sale takes place on such date, the average of the closing bid and asked prices thereof, regular way, on such date, in either case as officially reported on the principal national securities exchange on which such Common Stock is then listed or admitted for trading, or (b) if such Common Stock is not then listed or admitted for trading on any national securities exchange but is designated as a national market system security by the NASD, the last reported trading price of the Common Stock on such date, or (c) if there shall have been no trading on such date or if the Common Stock is not so designated, the average of the closing bid and asked prices of the Common Stock on such date as shown by the NASD automated quotation system or the Nasdaq SmallCap Market, or (d) if such Common Stock is not then listed or admitted for trading on any national exchange or quoted in the over-the-counter market, the fair value thereof (as of a date which is within twenty
(20) days of the date as of which the determination is to be made) determined in good faith by the Board of Directors of the Company.

          "NASD" shall mean the National Association of Securities Dealers, Inc.

          "Normal Retirement" means a Participant's termination of employment (with the approval of the Committee or in the absence of the Committee, the Board) at any time after the Participant attains age 65.

          "Option" means a right granted under the Plan to a Participant to purchase a stated number of shares of Common Stock. The Committee shall have the discretion to treat the Options granted under the Plan as "incentive stock options" within the meaning of Section 422 of the Code and revise the Option Agreement for such Options consistently therewith. Unless specifically stated

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otherwise in an Option Agreement, the Options granted under the Plan shall not be treated as "incentive stock options" within the meaning of Section 422 of the Code.

          "Option Agreement" means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to the grant of each Option.

          "Option Exercise Price" means the price at which a share of Common Stock may be purchased by a Participant pursuant to an Option.

          "Other Securities" means any stock (other than Common Stock) and other securities of the Company or any other Person (corporate or otherwise) which the holders of the Options at any time shall be entitled to receive, or shall have received, upon the exercise of the Options, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to
Section 12 or otherwise.

          "Participant" means an officer, director or employee of the Company or a Subsidiary who is selected to participate in the Plan in accordance with
Section 4.

          "Person" means any individual, firm, partnership, corporation, trust, joint venture, association, joint stock company, limited liability company, unincorporated organization or any other entity or organization, including a government or agency or political subdivision thereof, and shall include any successor (by merger or otherwise) of such entity.

          "Plan" means the CKG Media.com, Inc. Long Term Equity Compensation Plan, as amended from time to time.

          "Purchase Agreement" means the Securities Purchase Agreement dated August 16, 1999 by and among the Company, Vector Capital II, L.P , Richard E. Glassberg, Robert E. Chmiel, R. Scott Ford, Thomas Mannion, Jason Liebowitz and Matthew Spangler and each of the parties listed on Schedule A and Schedule B attached thereto.

          "Restricted Securities" mean (a) any shares of Common Stock (or Other Securities) issued or issuable upon the exercise of Options which are (or, upon issuance, will be) evidenced by a certificate or certificates bearing the applicable legend set forth in Section 16, and (b) any shares of Common Stock (or Other Securities) issued subsequent to the exercise of any of the Options as a dividend or other distribution with respect to, or resulting from a subdivision of the outstanding shares of Common Stock (or Other Securities) into a greater number of shares by reclassification, stock splits or otherwise, or in exchange for or in replacement of the Common Stock (or Other Securities) issued upon such exercise, which are evidenced by a certificate or certificates bearing the applicable legend set forth in such Section.

          "Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations thereunder, or any similar or successor statute.

          "Securityholders' Agreement" means the Securityholders' Agreement, dated as of August 16, 1999, among the Company, Vector Capital II, L.P., Richard
E. Glassberg, Robert E. Chmiel, R. Scott Ford, Thomas Mannion, Jason Liebowitz, Matthew Spangler and each of the

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parties listed on Schedule A and Schedule B annexed thereto, as the same may be amended from time to time.

          "Subsidiary" means, with respect to any Person, any other Person directly or indirectly controlled by, or under direct or indirect common control with, such Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power to (i) vote fifty percent (50%) or more of the securities having ordinary voting power for the election of directors of such corporation, or (ii) direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

          3.  Administration.  The Plan shall be administered by the Committee.
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Subject to the provisions of the Plan, the Committee shall have the authority to:

          (a) select the Participants of the Plan;

          (b) determine the number of shares of Common Stock to be optioned to each Participant; and

          (c) establish from time to time rules and regulations for the administration of the Plan, interpret the Plan, delegate in writing administrative matters to committees of the Board or to other persons, and make such other determinations and take such other action, as it deems necessary or advisable for the administration of the Plan.

          All actions taken and interpretations and determinations made by the Committee in good faith shall be final and binding upon all parties.

          4.  Participation.  Participants in the Plan shall be limited to those
              -------------
officers, directors and employees the Company and its Subsidiaries who have been notified in writing by the Committee that they have been selected to participate in the Plan.

          5.  Shares Subject to the Plan.  Options may be granted by the
              --------------------------
Committee to Participants from time to time. The shares issued upon the exercise of Options granted under the Plan may be authorized and unissued shares, shares held in the treasury of the Company, or, if available, shares repurchased by the Company (at such time or times and in such manner as it may determine). If any Option granted under the Plan shall be canceled or expire without the exercise thereof, new Options may thereafter be granted covering such shares.

          6.  Maximum Shares Available.  The maximum aggregate number of shares
              ------------------------
available to be granted under the Plan is equal to Twelve Million Two Hundred Eighty Five Thousand (12,285,000) shares of Common Stock and such shares shall be reserved for Options granted under the Plan (subject to adjustment as provided in Sections 11 and 12).

          7.  Grant of Options.  Options may be granted under the Plan to
              ----------------
Participants for the purchase of shares of Common Stock. Options shall be granted in such form and upon such terms and conditions as the Committee shall determine from time to time.

          8.  Terms and Conditions of Options.  Each Option granted under the
              -------------------------------
Plan shall be evidenced by a written Option Agreement, in a form approved by the Committee and executed

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by the President or any Senior Vice President of the Company, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate:

          (a) Option Term.  The term of each Option granted hereunder shall be
              -----------
determined by the Committee; provided, however, that, notwithstanding any other
                             --------  -------
provision of the Plan, in no event shall an Option be exercisable after the Expiration Date.

          (b) Option Exercise Price.  The purchase price under each Option
              ---------------------
granted on or before the Initial Closing Date shall be $.05 per share. Options granted after the Initial Closing Date shall have a purchase price per share equal to the Market Price of the outstanding shares as of the Grant Date, subject to adjustment as provided in Sections 11 and 12.

          (c) Exercise of Option.  Each Option shall become exercisable in
              ------------------
accordance with the following schedule:


          Years from Grant Date                        Amount Exercisable
          ---------------------                        ------------------

                  1 year                                     33 1/3%
              1 1/4 years                                     8 1/3%
              1 1/2 years                                     8 1/3%
              1 3/4 years                                     8 1/3%
                  2 years                                     8 1/3%
              2 1/4 years                                     8 1/3%
              2 1/2 years                                     8 1/3%
              2 3/4 years                                     8 1/3%
                  3 years                                     8 1/3%

          (d) Payment of the Option Exercise Price may be made as follows (or by any combination of the following): (i) in United States currency by cash or delivery of a certified check or bank draft payable to the order of the Company or by wire transfer to the Company, (ii) by cancellation of such number of the shares of Common Stock otherwise issuable to the Participant upon such exercise as shall be specified in such Election to Purchase Shares, such that the excess of the aggregate Current Market Price of such specified number of shares on the date of exercise over the portion of the Option Exercise Price attributable to such shares shall equal the Option Exercise Price attributable to the shares of Common Stock to be issued upon such exercise, in which case such amount shall be deemed to have been paid to the Company and the number of shares issuable upon such exercise shall be reduced by such specified number, or (iii) by surrender to the Company for cancellation certificates representing shares of Common Stock of the Company owned by the Participant (properly endorsed for transfer in blank) having a Current Market Price on the date of Option exercise equal to the aggregate Option Exercise Price with respect to the shares of Common Stock being exercised.

          (e) When Exercise Effective.  Each exercise of an Option shall be
              -----------------------
deemed to have been effected immediately prior to the close of business on the Business Day on which the Form of Election to Purchase Shares, and the Option Exercise Price shall have been received by, the

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Company as provided in Section 8(d), and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock (or Other Securities) shall be issuable upon such exercise as provided in
Section 8(f) shall be deemed to have become the holder or holders of record thereof for all purposes.

          (f) Delivery of Stock Certificates, etc.; Charges, Taxes and Expenses.
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(a) As soon as practicable after each exercise of an Option, in whole or in part, and in any event within five (5) Business Days thereafter, the Company shall cause to be issued in the name of and delivered to the Participant hereof or, as the Participant may direct, a certificate or certificates for the number of shares of Common Stock (or Other Securities) to which the Participant shall be entitled upon such exercise plus, in lieu of issuance of any fractional share to which the Participant would otherwise be entitled, if any, a check for the amount of cash equal to the same fraction multiplied by the Current Market Price per share on the date of Option Exercise Price. Except to the extent described in Section 21 hereof, issuance of certificates for shares of Common Stock upon the exercise of an Option shall be made without charge to the Participant for any issue tax or other incidental expense in respect of the issuance of such certificates, all of which such taxes and expenses shall be paid by the Company.

          (g) Termination of Employment; Death, Disability; Normal Retirement;
              ----------------------------------------------------------------
For Cause.
---------

          i. In the event that a Participant's employment with the Company is terminated by such Participant for any reason including, but not limited to, death, Disability, Normal Retirement, or the Company terminates a Participant's employment for any reason, the portion of such Participant's Option that was not vested and exercisable on the date of such termination of employment shall expire and be forfeited; provided, however, that unless a Participant's employment was terminated by the Company for Cause and in the event the Participant's employment with the Company is terminated on account of death, Disability or Normal Retirement, the vested portion of such Participant's Option on the date of such Participant's termination of employment shall continue to be exercisable for a period of three (3) months following such termination of employment and any portion of such Participant's vested Option which is not exercised during such three (3) month period shall automatically be forfeited.

          ii. In the event that a Participant's employment with the Company is terminated for Cause, all unexercised Options outstanding as of the date the Company delivers notice of termination of employment to such Participant, whether or not vested, shall be forfeited as of the date the Company delivers notice of termination of employment to such Participant.

          (h) Transferability of Options.  No Option granted under the Plan and
              --------------------------
no right arising under such Option shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the optionee an Option shall be exercisable only by him. Any Option exercisable at the date of the Participant's death and transferred by will or by the laws of descent and distribution shall be exercisable in accordance with the terms of such Option by the executor or administrator, as the case may be, of the Participant's estate for a period of three (3) months after the date of the Participant's death and shall then terminate.

          (i) Call Right.  At any time prior to a public offering of Common
              ----------
Stock, the Company may purchase Common Stock acquired from exercise of an Option from any Participant whose employment has been terminated, on ninety (90) days notice, for an amount equal to the

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Market Price of the shares as of the date the Company exercises its rights under this Section. Any shares purchased by the Company in connection with the exercise of the Company's call right may be paid in cash or a note payable in three (3) equal annual installments bearing interest at the prime rate.

          (j) Put Right.  At any time following the death, Disability or Normal
              ---------
Retirement of a Participant, if no public market for the Common Stock exists, the holder of the Common Stock acquired upon exercise of an Option may sell such Common Stock to the Company for an amount equal to the Market Price of the shares as of the date of put.

          (k) Investment Representation.  Each Option Agreement may contain an
              -------------------------
undertaking that, upon demand by the Board for such a representation, the optionee (or any person acting under Section 20) shall deliver to the Board at the time of any exercise of an Option a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option shall be a condition precedent to the right of the optionee or such other person to purchase any shares.

          9.  No Dilution or Impairment.  The Company shall not, by amendment of
              -------------------------
its certificate of incorporation or through any consolidation, merger, reorganization, transfer of the assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Plan, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Participant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) shall not permit the par value of any shares of stock receivable upon the exercise of an Option to exceed the amount payable therefor upon such exercise, (b) shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock, and (c) shall not take any action which results in any adjustment of the Option Exercise Price if the total number of shares of Common Stock (or Other Securities) issuable after the action upon the exercise of all of the Options would exceed the total number of shares of Common Stock (or Other Securities) then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise.

          10. Certificate as to Adjustments.  In each case of any adjustment or
              -----------------------------
readjustment in the shares of Common Stock (or Other Securities) issuable upon the exercise of an Option, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms of an Option and prepare a certificate, signed by the Chairman of the Board, President or one of the Vice Presidents of the Company, and by the Chief Financial Officer, the Treasurer or one of the Assistant Treasurers of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or to be received by the Company for any additional shares of Common Stock issued or sold or deemed to have been issued, (b) the number of shares of Common Stock outstanding or deemed to be outstanding, and (c) the Option Exercise Price in effect immediately prior to such issue or sale and as adjusted and readjusted (if required by Section 11) on account thereof. The Company shall forthwith mail a copy of each such certificate to each holder of an Option and shall, upon the written request at any time of any holder of an Option, furnish to such holder a like certificate setting forth the Option Exercise Price at the time in effect and showing in reasonable

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detail how it was calculated. The Company shall also keep copies of all such certificates at its principal office and shall cause the same to be available for inspection at such office during normal business hours by any holder of an Option or any prospective purchaser of an Option designated by the holder thereof. The Company shall, upon the request in writing of the Participant (at the Company's expense) retain independent public accountants of recognized national standing selected by the Board of Directors of the Company to make any computation required in connection with adjustments under an Option, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment, which shall be binding on the Participant and the Company.

          11.  Adjustment of Common Stock Issuable upon Exercise.
               -------------------------------------------------

          (a)  Adjustment of Number of Shares.  Upon each adjustment of the
               ------------------------------
Option Exercise Price as a result of the calculations made in this Section 11, an Option shall thereafter evidence the right to receive, at the adjusted Option Exercise Price, that number of shares of Common Stock (calculated to the nearest one-hundredth) obtained by dividing (i) the product of the aggregate number of shares covered by an Option immediately prior to such adjustment and the Option Exercise Price in effect immediately prior to such adjustment of the Option Exercise Price by (ii) the Option Exercise Price in effect immediately after such adjustment of the Option Exercise Price.

          (b)  Treatment of Stock Dividends, Stock Splits, etc.  In case the
               ------------------------------------------------
Company at any time or from time to time after the Grant Date of an Option shall declare any dividend on the Common Stock payable in Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then, and in each such case, the Option Exercise Price in effect immediately prior to the declaration of such dividend or to such subdivision shall, concurrently with the effectiveness of such declaration or subdivision, be proportionately decreased.

          (c)  Adjustments for Combinations, etc.  In case the outstanding
               -----------------------------------
shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Option Exercise Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

          (d)  De Minimis Adjustments.  If the amount of any adjustment of the
               ----------------------
Option Exercise Price per share required pursuant to this Section 11 would be less than one tenth (1/10) of one percent (1%) of the Option Exercise Price, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate a change in the Option Exercise Price of at least one tenth (1/10) of one percent (1%) of such Option Exercise Price. All calculations under an Option shall be made to the nearest .001 of a cent or to the nearest one-hundredth of a share, as the case may be.

          (e)  Abandoned Dividend or Distribution.  If the Company shall take a
               ----------------------------------
record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution (which results in an adjustment to the Option Exercise Price under the terms of an Option) and shall, thereafter, and before such dividend or distribution is paid or delivered to shareholders entitled thereto, legally abandon its plan to pay or deliver such dividend or

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distribution, then any adjustment made to the Option Exercise Price and number of shares of Common Stock purchasable upon Option Exercise Price by reason of the taking of such record shall be reversed, and any subsequent adjustments, based thereon, shall be recomputed.

          12.  Consolidation, Merger.
               ---------------------

          (a)  Adjustments for Consolidations and Mergers.  In case the Company
               ------------------------------------------
after the Grant Date of an Option (i) shall consolidate with or merge into any other Person and shall not be the continuing or surviving corporation of such consolidation or merger, or (ii) shall permit any other Person to consolidate with or merge into the Company and the Company shall be the continuing or surviving Person but, in connection with such consolidation or merger, the Common Stock or Other Securities shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, then, and in the case of each such transaction, proper provision shall be made so that, upon the basis and the terms and in the manner provided in an Option, the Option, upon the exercise thereof at any time after the consummation of such transaction, shall be entitled to receive (at the aggregate Option Exercise Price in effect at the time of such consummation for all Common Stock or Other Securities issuable upon such exercise immediately prior to such consummation), in lieu of the Common Stock or Other Securities issuable upon such exercise prior to such consummation, the highest amount of securities, cash or other property to which such Participant would actually have been entitled as a shareholder upon such consummation if such Participant had exercised an Option immediately prior thereto, subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided for in Sections 11 and 12, provided that if a purchase, tender or exchange offer
                       --------
shall have been made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock, and if the Participant so designates in a notice given to the Company on or before the date immediately preceding the date of the consummation of such transaction, the Participant of such Options shall be entitled to receive the highest amount of securities, cash or other property to which it would actually have been entitled as a shareholder if the Participant of such Options had exercised such Options prior to the expiration of such purchase, tender or exchange offer and accepted such offer, subject to adjustments (from and after the consummation of such purchase, tender or exchange offer) as nearly equivalent as possible to the adjustments provided for in Sections 11 and 12.

          (b)  Assumption of Obligations.  Notwithstanding anything contained in
               -------------------------
this Plan or in the Purchase Agreement to the contrary, the Company shall not effect any of the transactions described in clauses (i) or (ii) of Section 12(a) unless, prior to the consummation thereof, each Person (other than the Company) which may be required to deliver any stock, securities, cash or property upon the exercise of an Option as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Participant of an Option, (i) the obligations of the Company under this Plan (and if the Company shall survive the consummation of such transaction, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under this Plan), and (ii) the obligation to deliver to the Participant such shares of stock, securities, cash or property as, in accordance with the foregoing provisions of this Section 12, the Participant may be entitled to receive. Nothing in this Section 12 shall be deemed to authorize the Company to enter into any transaction not otherwise permitted by the Purchase Agreement.

          13.  Notices of Corporate Action.  In the event of:
               ---------------------------

          (a) Any consolidation or merger involving the Company and any other Person, any transaction or series of transactions in which more than 50% of the voting securities of the Company are transferred to another Person, or any transfer, sale or other disposition of all or substantially all the assets of the Company to any other Person, or

          (b) Any voluntary or involuntary dissolution, liquidation or winding-up of the Company, the Company shall mail to each holder of an Option a notice specifying the date or expected date on which any such consolidation, merger, transfer, sale, disposition, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for the securities or other property deliverable upon such consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least twenty (20) days prior to the date therein specified.

          14.  Optionees to Have No Rights or Liabilities as Stockholders.  No
               ----------------------------------------------------------
optionee shall have any rights as a stockholder with respect to any shares subject to his Option prior to the date on which he is recorded as the holder of such shares on the records of the Company.

          15.  Plan and Option Not to Confer Rights with Respect to Continuance
               ----------------------------------------------------------------
of Employment.  Neither the Plan nor any action taken thereunder shall be
-------------
construed as giving any employee the right to be retained in the employ of the Company or a Subsidiary, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate any Participant's employment at any time.

          16.  Stock Certificates and Restrictions on Transfer.
               -----------------------------------------------

          (a)  Restrictive Legend.  Except as otherwise permitted by this
               ------------------
Section 16, each certificate for Common Stock (or Other Securities) issued upon the exercise of any Option, and each certificate issued upon the transfer of any such Common Stock (or Other Securities), shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (COLLECTIVELY, THE "SECURITIES ACT") OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED, SOLD, PLEDGED, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND QUALIFICATION IN EFFECT WITH RESPECT THERETO UNDER THE SECURITIES ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COMPANY'S COUNSEL THAT THERE IS AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AS SET FORTH IN THAT CERTAIN SECURITYHOLDERS' AGREEMENT DATED AS OF AUGUST 16, 1999, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY OR FROM THE HOLDER OF THIS CERTIFICATE. NO TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS

OF THE COMPANY UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT."

          (b)  Transfer to Comply With the Securities Act.  Restricted
               ------------------------------------------
Securities may not be sold, assigned, pledged, hypothecated, encumbered or in any manner transferred or disposed of, in whole or in part, except in compliance with the provisions of the Securities Act and state securities or Blue Sky laws, the Securityholders' Agreement and the terms and conditions hereof. The Company may require a legal opinion, in form and substance reasonably satisfactory to the Company, as to the availability of and compliance with such exemptions and the state securities or blue sky laws.

          (c)  Termination of Restrictions.  The restrictions imposed by this
               ---------------------------
Section 16 on the transferability of Restricted Securities to comply with the Securities Act and state securities or Blue Sky laws shall cease and terminate as to any particular Restricted Securities (a) when a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) when such securities are sold pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, or (c) when, in the opinion of both counsel for the Participant and counsel for the Company, such restrictions are no longer required or necessary in order to protect the Company against a violation of the Securities Act upon any sale or other disposition of such securities without registration thereunder. Whenever such restrictions shall cease and terminate as to any Restricted Securities, the Participant shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing the applicable legends required by Section 16(a).

          17.  Option Agreement.  In the event of any conflict between the
               ----------------
written Option Agreement and the Plan, the terms of the Plan shall govern.

          18.  No Claim or Right Under the Plan.  No officer, director or
               --------------------------------
employee shall at any time have the right to be selected as a Participant in the Plan nor, having been selected as a Participant and granted an Option, to be granted any additional option.

          19.  Listing and Qualification of Shares.  If any shares of Common
               -----------------------------------
Stock required to be reserved for purposes of exercise of an Option require registration with or approval of any governmental authority under any federal or state law (other than the Securities Act) before such shares may be issued upon exercise, the Company shall, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved, as the case may be. At any such time as Common Stock is listed on any national securities exchange, or quoted in the NASD automated quotation system or the Nasdaq SmallCap Market the Company shall, at its expense, obtain promptly and maintain the approval for listing or trading on each such exchange or over-the-counter market, upon official notice of issuance, the shares of Common Stock issuable upon exercise of the then outstanding Options and maintain the listing of such shares after their issuance; and the Company shall also list on such national securities exchange or quoted in the over-the-counter market, shall register under the Exchange Act and shall maintain such listing or admission for trading of, any Other Securities that at any time are issuable upon exercise of the Options, if and at the time that any securities of the same class shall be listed on such national securities exchange or quoted in the over-the-counter market by the Company.

          If timely requested in writing by the managing underwriter in an underwritten public offering, a Participant shall not to make any short sale of, loan, grant any option for the purchase of or effect any public sale or distribution, including a sale pursuant to Rule 144 (or any successor provision having similar effect) under the Securities Act of any Common Stock or Other Securities or any other equity security of the Company (or any security convertible into or exchangeable or exercisable for any equity security of the Company) (except as part of such underwritten registration), during the nine business days (as such term is used in Regulation M under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act")) prior to, and during the time period reasonably requested by the managing underwriter not to exceed 180 days, beginning on the effective date of the applicable registration statement.

          20.  Securityholders' Agreement.  A Participant, or his beneficiary or
               --------------------------
legal representative, who acquires Common Stock of the Company pursuant to the exercise of an Option granted under the Plan shall be subject to the provisions regarding transfers of shares in Section 2 of the Securityholders' Agreement, which Section shall be deemed to be incorporated herein by reference, and if the Company shall so request, the Participant shall become a party to such provisions of the Securityholders' Agreement.

          21.  Taxes.  The Company may make such provisions and take such steps
               -----
as it may deem necessary or appropriate for the withholding of all federal, state, local and other taxes required by law to be withheld with respect to Options under the Plan including, but not limited to (a) reducing the number of shares of Common Stock otherwise deliverable, based upon their Fair Market Value on the date of exercise, to permit deduction of the amount of any such withholding taxes from the amount otherwise payable under the Plan, (b) deducting the amount of any such withholding taxes from any other amount then or thereafter payable to a Participant, or (c) requiring a Participant, beneficiary or legal representative to pay to the Company the amount required to be withheld or to execute such documents as the Company deems necessary or desirable to enable it to satisfy its withholding obligations as a condition of releasing the Common Stock.

          22.  No Liability of Board Members.  No member of the Board shall be
               -----------------------------
personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Board or the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith.

          23.  Non-Uniform Determinations.  The Committee's determinations under
               --------------------------
the Plan (including, without limitation, determinations of the persons to receive Options, the form, term, provisions, amount and the timing of the grant of such Options and of the Option Agreements evidencing the same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Options under the Plan, whether or not such persons are similarly situated.

          24.  Amendment or Termination.  The Board may, with prospective or
               ------------------------
retroactive effect, amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that no amendment, suspension or termination of the Plan shall deprive any Participant of any right with respect to any Option granted under the Plan without his written consent.

          25.  Descriptive Headings, Etc. The headings in this Plan are for
               --------------------------
convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein. Unless the context of this Plan otherwise requires: (1) words of any gender shall be deemed to include each other gender;
(2) words using the singular or plural number shall also include the plural or singular number, respectively; (3) the words "hereof", "herein" and "hereunder" and words of similar import when used in this Plan shall refer to this Plan as a whole and not to any particular provision of this Plan, and Section and paragraph references are to the Sections and paragraphs of this Plan unless otherwise specified; (4) the word "including" and words of similar import when used in this Plan shall mean "including, without limitation," unless otherwise specified; (5) "or" is not exclusive; and (6) provisions apply to successive events and transactions.

          26.  Governing Law.  The Plan and all rights thereunder shall be
               -------------
governed by and construed in accordance with the laws of the State of New York (without giving effect to the conflict of laws principles thereof) applicable to contracts made and to be performed entirely within such State.

          27.  Severability.  In the event that any provision of the Plan shall
               ------------
be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

          28.  Judicial Proceedings  Any legal action, suit or proceeding
               --------------------
brought against the Company with respect to this Plan may be brought in any federal court of the Southern District of New York or any state court located in New York County, State of New York, and by execution and delivery of this Plan, the Company hereby irrevocably and unconditionally waives any claim (by way of motion, as a defense or otherwise) of improper venue, that it is not subject personally to the jurisdiction of such court, that such courts are an inconvenient forum or that this Plan or the subject matter may not be enforced in or by such court. The Company hereby irrevocably and unconditionally consents to the process of any of the aforementioned courts in any such action, suit or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, at its address set forth or provided for in Securityholders' Agreement, such service to become effective 10 days after such mailing. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law or commence legal proceedings or otherwise proceed against any other party in any other jurisdiction to enforce judgment obtained in any action, suit or proceeding brought pursuant to this Section.

          29.  Waiver of Trial by Jury.  Each of the Company and the Participant
               -----------------------
waives any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under this Plan or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection with this Plan, and agrees that any such action, proceeding or counterclaim shall be tried before a court and not before a jury.

          30.  Effective Date.  The Plan shall become effective as of April 1,
               --------------
1999.